[LOGO       Investing                                  [PHOTO OF
APPEARS     for the                                    CALCULATOR &
HERE]       21st                                       FINANCIAL NEWSPAPER
            Century                                    APPEARS HERE]





Annual Report December 31, 1997



                                      EV

                                  TRADITIONAL

                                 TOTAL RETURN

                                     FUND



                                  Eaton Vance

                    Global Management-Global Distribution

[PHOTO OF NYSE FLAG
APPEARS HERE]
                                                           T r a d i t i o n a l

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APPEARS HERE]

EV Traditional Total Return Fund as of December 31, 1997

LETTER TO SHAREHOLDERS

[PHOTO APPEARS HERE]

For the year ended December 31, 1997, EV Traditional Total Return Fund had a total return of 16.2%./1/ This return resulted from a decrease in net asset value to $8.45 per share on December 31, 1997 from $8.77 per share on December 31, 1996 and the reinvestment of $0.331 in income dividends and $1.285 per share in capital gains distributions. By comparison, the average total return for mutual funds in the Lipper Utility Funds Category* was 26.0% for the period.

The U.S. economy continued to grow at a healthy rate in 1997. Gross domestic product, the primary indicator of economic performance, increased 3.8%, exceeding most predictions made at the beginning of the year. Unemployment declined 0.6% to 4.7%, and 3.2 million new jobs were created. The inflation rate, which historically has risen after periods of sustained growth and low unemployment, declined from the previous year. The consumer price index increased only 1.7% in 1997, compared to 3.3% in 1996, and wholesale prices decreased 1.2% the largest drop since 1986. Many economists, including Federal Reserve Chairman Alan Greenspan, attribute this continued low inflation to the effects of increasing global competition, a strong dollar, and higher productivity brought on by advances in technology.

The stock market's performance in 1997 exceeded 20% for a record third consecutive year. The S&P 500 Index* rose 31% during the year, with a relatively small group of large capitalization stocks providing the leadership. There was considerable volatility during the year, marked by significant market declines -- the first in the spring, and a second, steeper decline in October caused by economic turmoil in several important Asian countries. In both cases, stock prices recovered.

For utility stocks, 1997 represented another year of change brought on by deregulation of the telecommunications and electric utility industries. In telecommunications, companies continued to battle between the courts and the FCC over making local and long distance services more competitive. Meanwhile, the electric utilities struggled to pass deregulation measures at the state level. Both industries offer great challenges and opportunities for the investor.

The stock market's increased volatility and the changing utility environment illustrate the importance of maintaining a long-term investment outlook. By staying with an investment through the inevitable market cycles, investors can reduce the impact of any one downturn. Moreover, a diversified investment such as a professionally managed mutual fund further reduces risk. In the pages that follow, Portfolio Manager Timothy P. O'Brien discusses the utility industries and the performance of EV Traditional Total Return Fund in 1997.

                                       Sincerely,

                                       /s/ James B. Hawkes,

                                       James B. Hawkes,
                                       President
                                       February 9, 1998

--------------------------------------------------------------------------------

Performance/2/
-------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                                                                 16.2%
Five Years                                                                8.8
Ten Years                                                                11.6

SEC Average Annual Total Returns (including maximum 5.75% sales charge)
-------------------------------------------------------------------------------
One Year                                                                  9.4%
Five Years                                                                7.5
Ten Years                                                                11.0

Ten Largest Equity Holdings/3/
-------------------------------------------------------------------------------
Bellsouth Corp.                                                           5.1%
SBC Communications, Inc.                                                  4.4
Energis PLC                                                               4.1
KN Energy                                                                 3.9
NIPSCO Industries, Inc.                                                   3.9
DQE, Inc.                                                                 3.8
ACC Corp.                                                                 3.7
Pinnacle West Capital Corp.                                               3.6
DPL, Inc.                                                                 3.5
National Grid Holdings                                                    3.3


/1/ This return does not include the maximum 5.75% sales charge.

/2/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect maximum sales charge as noted.

/3/ By total net assets. Ten largest holdings are as of 12/31/97 only and may not be representative of the Portfolio's current or future investments. Holdings accounted for 39.3% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio.

 *  It is not possible to invest directly in a Lipper Category or an Index.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Traditional Total Return Fund as of December 31, 1997

MANAGEMENT DISCUSSION

                                                            [PHOTO APPEARS HERE]
                                                             Timothy P. O'Brien,
                                                              Portfolio Manager

An interview with Timothy P. O'Brien, Vice President and Portfolio Manager of the Total Return Portfolio

Q: Tim, how would you summarize 1997 for the three main utility industries electric, telephone and natural gas?

A: For the full year, telephone stocks outperformed the broad equity market, while electric utility stocks and natural gas stocks substantially underperformed. After struggling for much of the year, both telephone and electric utility stocks rallied in the fourth quarter, aided by a rally in the bond market and by a flight of capital from technology stocks and particularly from companies exposed to emerging markets or to competitors based in emerging markets. Natural gas stocks, which have a relatively small weighting in the Fund, were hurt by falling energy prices generally and forecasts of slowing worldwide demand.


Five Largest Equity Sectors+
--------------------------------------------------------------------------------
As a percentage of total net assets

Electric Utilities                    29.2%
Telephone Utilities                   24.7%
Real Estate Investment Trusts         23.4%
Petroleum Stocks                       5.0%
Natural Gas Utilities                  3.9%

+Sector allocation is subject to change due to active management.

Q: Why is deregulation in the electric utility industry moving at such a slow pace?

A: Some parts of the industry, such as wholesale electric generation, are well on their way to becoming fully competitive. A competitive wholesale electricity market exists already in the U.S., and it won't be long before the retail market will be opened up equally to all buyers. The market for retail electricity, however, remains mired in regulatory and legal problems. Several issues are slowing deregulation of retail electric companies, including recouping "stranded costs" -- utility investments in obsolete or nuclear power plants and high-cost contracts -- and the complexity of legislating new distribution and pricing systems.

Q: The Fund has a sizable weighting in real estate investment trusts (REITs).
   What kind of year was 1997 for this sector?

A: The performance of REITs is typically related to the commercial real estate market, which had a very stable, and therefore good year in 1997. In a strong economy such as we had, REITs tend to do what they are supposed to do -- provide high income along with stability of principal. Normally, REIT shares would rally in a declining interest rate environment, providing the investor with some capital appreciation in addition to a high level of income. Unfortunately, that did not happen this year, so our REIT positions did not give us the performance we had hoped for.

   Generally speaking, REITs have higher dividend yields than utility stocks, and, at this stage in an economic cycle, substantially higher dividend growth rates than utility shares. This healthy dividend income is an important component for a total return fund. Going forward, we intend to place more emphasis on growth of principal -- the other component of total return to improve annual returns.

EV Traditional Total Return Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D


Q: Were you disappointed with any particular sectors or holdings this year?

A: In hindsight, our weightings in REITs should have been reduced, and those in electric and telephone stocks ought to have been higher. This would have resulted in stronger fourth quarter performance, which would have helped the Fund's overall performance for the year.

Q: How does this Fund's yield compare with others in its peer group?

A: The Fund's yield is among the highest in its peer group. Our goal is to improve the total return of the Fund, which would shift the investment emphasis towards stocks with higher growth potential. This may reduce the yield somewhat, but a higher overall return should be worth the reduction in income.

Q: What is your outlook for the electric utility and telecommunications sectors in 1998?

A: Electric utility stocks are likely to perform reasonably well in 1998, because valuations, while up, are still reasonable. Yields are still attractive, although they have come down somewhat. The uncertainty brought on by deregulation will continue to be reduced, which should lower the perception of risk and bring about higher valuations. There is no reason that an electric distribution company should have a lower price/earnings ratio than a natural gas distribution company, which is currently the case.

   Telecommunications stocks generally had a very good year in 1997, and it is unlikely that this performance will be matched in 1998. Stocks in this sector are trading at historically peak valuations, with price/earnings ratios approaching those of the broader market. Revenue growth is likely to slow, especially if we see the slowing of the U.S. economy that many analysts predict. Although increasing competition has been a concern, we have seen little impact on stock prices so far. However, telecom stock valuations may be affected by competition in the coming year.

Q: What do you foresee for the Fund's other investment sectors?

A: Natural gas utilities should perform reasonably well in 1998, as the industry continues to consolidate, raising valuations and reducing the number of companies to invest in. I do not foresee much regulatory or competitive risk and may add to this sector during the seasonally weak second quarter. In foreign utilities, I will continue to focus on Europe and will probably add positions there. Also attractive are utilities in Latin America, where we currently have no exposure. We do not currently own utilities in Asia, and it is probably still early to invest there. I would like to see more economic stability first.

   Within the REIT sector, I see a potential risk of overbuilding which could reduce returns. The office sector is currently stable, especially in central business districts. As I mentioned, I will probably reduce the Fund's REIT holdings in 1998 and invest in sectors with higher growth potential.

EV Traditional Total Return Fund as of December 31, 1997

FUND PERFORMANCE

                  Comparison of Change in Value of a $10,000
              Investment in EV Traditional Total Return Fund vs.
                          the Standard & Poor's 500*

                  December 31, 1987 through December 31, 1997

                           [LINE GRAPH APPEARS HERE]




                                          Fund's Performance
                          EV Traditional   Including Maximum
                           Total Return     5.75% Initial
                Date          Fund          Sales Charge        S&P 500*
                ----          ----           -----------        -------

              12/31/87       $10,000            $9,429          $10,000
               1/31/88       $11,000           $10,372          $10,435
               2/28/88       $10,763           $10,149          $10,901
               3/31/88       $10,323            $9,734          $10,569
               4/30/88       $10,336            $9,746          $10,703
               5/31/88       $10,832           $10,214          $10,771
               6/30/88       $10,856           $10,237          $11,272
               7/31/88       $10,720           $10,108          $11,245
               8/31/88       $10,652           $10,044          $10,845
               9/30/88       $10,970           $10,344          $11,310
              10/31/88       $11,179           $10,541          $11,638
              11/30/88       $11,109           $10,475          $11,452
              12/31/88       $11,194           $10,555          $11,655
               1/31/89       $11,462           $10,808          $12,519
               2/28/89       $11,264           $10,621          $12,192
               3/31/89       $11,406           $10,755          $12,480
               4/30/89       $11,938           $11,256          $13,146
               5/31/89       $12,527           $11,812          $13,648
               6/30/89       $12,858           $12,124          $13,581
               7/31/89       $13,573           $12,798          $14,821
               8/31/89       $13,485           $12,716          $15,091
               9/30/89       $13,559           $12,785          $15,033
              10/31/89       $13,707           $12,925          $14,696
              11/30/89       $14,106           $13,301          $14,980
              12/31/89       $14,939           $14,087          $15,342
               1/31/90       $14,007           $13,208          $14,326
               2/28/90       $13,992           $13,194          $14,489
               3/31/90       $14,083           $13,280          $14,881
               4/30/90       $13,596           $12,820          $14,527
               5/31/90       $14,175           $13,366          $15,911
               6/30/90       $13,992           $13,193          $15,817
               7/31/90       $14,146           $13,339          $15,778
               8/31/90       $13,404           $12,639          $14,334
               9/30/90       $13,716           $12,933          $13,645
              10/31/90       $14,657           $13,821          $13,600
              11/30/90       $14,861           $14,013          $14,462
              12/31/90       $14,962           $14,108          $14,867
               1/31/91       $14,681           $13,843          $15,527
               2/28/91       $15,209           $14,341          $16,613
               3/31/91       $15,593           $14,703          $17,024
               4/30/91       $15,543           $14,656          $17,079
               5/31/91       $15,242           $14,372          $17,787
               6/30/91       $15,091           $14,230          $16,984
               7/31/91       $15,719           $14,822          $17,794
               8/31/91       $16,211           $15,286          $18,192
               9/30/91       $16,950           $15,983          $17,891
              10/31/91       $17,174           $16,194          $18,150
              11/30/91       $17,432           $16,437          $17,400
              12/31/91       $18,494           $17,439          $19,388
               1/31/92       $17,603           $16,598          $19,048
               2/28/92       $17,413           $16,419          $19,275
               3/31/92       $17,146           $16,168          $18,900
               4/30/92       $17,627           $16,621          $19,477
               5/31/92       $18,051           $17,021          $19,547
               6/30/92       $18,070           $17,039          $19,258
               7/31/92       $19,222           $18,125          $20,067
               8/31/92       $19,085           $17,996          $19,636
               9/30/92       $19,186           $18,091          $19,865
              10/31/92       $19,028           $17,942          $19,955
              11/30/92       $19,166           $18,072          $20,607
              12/31/92       $19,714           $18,589          $20,864
               1/31/92       $20,262           $19,105          $21,059
               2/28/93       $21,567           $20,337          $21,328
               3/31/93       $21,782           $20,539          $21,775
               4/30/93       $21,696           $20,458          $21,274
               5/31/93       $21,547           $20,317          $21,810
               6/30/93       $22,172           $20,907          $21,879
               7/31/93       $22,711           $21,415          $21,815
               8/31/93       $23,423           $22,086          $22,618
               9/30/93       $23,291           $21,962          $22,444
              10/31/93       $22,833           $21,530          $22,929
              11/30/93       $21,328           $20,111          $22,684
              12/31/93       $21,585           $20,353          $22,963
               1/31/94       $21,244           $20,031          $23,761
               2/28/94       $20,377           $19,214          $23,099
               3/31/94       $19,935           $18,797          $22,094
               4/30/94       $20,279           $19,122          $22,405
               5/31/94       $19,448           $18,338          $22,739
               6/30/94       $18,897           $17,819          $22,187
               7/31/94       $19,171           $18,077          $22,940
               8/31/94       $19,032           $17,946          $23,858
               9/30/94       $18,693           $17,626          $23,270
              10/31/94       $18,715           $17,647          $23,812
              11/30/94       $18,690           $17,623          $22,928
              12/31/94       $18,934           $17,854          $23,266
               1/31/95       $19,479           $18,367          $23,884
               2/28/95       $19,327           $18,224          $24,799
               3/31/95       $19,300           $18,199          $25,530
               4/30/95       $19,599           $18,481          $26,305
               5/31/95       $20,556           $19,383          $27,321
               6/30/95       $20,680           $19,500          $27,964
               7/31/95       $21,212           $20,001          $28,912
               8/31/95       $21,490           $20,264          $28,963
               9/30/95       $22,511           $21,227          $30,185
              10/31/95       $22,740           $21,442          $30,095
              11/30/95       $23,098           $21,780          $31,392
              12/31/95       $24,148           $22,770          $32,001
               1/31/96       $24,729           $23,318          $33,104
               2/28/96       $24,565           $23,163          $33,394
               3/31/96       $24,457           $23,062          $33,718
               4/30/96       $24,269           $22,884          $34,237
               5/31/96       $24,907           $23,486          $35,085
               6/30/96       $25,333           $23,887          $35,230
               7/31/96       $24,114           $22,738          $33,686
               8/31/96       $24,947           $23,523          $34,388
               9/30/96       $25,131           $23,697          $36,320
              10/31/96       $25,508           $24,052          $37,335
              11/30/96       $25,857           $24,381          $40,142
              12/31/96       $25,838           $24,363          $39,345
               1/31/97       $26,304           $24,803          $41,822
               2/28/97       $26,445           $24,936          $42,134
               3/31/97       $25,687           $24,221          $40,402
               4/30/97       $25,229           $23,789          $42,831
               5/31/97       $26,515           $25,002          $45,409
               6/30/97       $27,264           $25,708          $47,451
               7/31/97       $28,238           $26,626          $51,230
               8/31/97       $27,806           $26,219          $48,360
               9/30/97       $29,526           $27,841          $51,003
              10/31/97       $28,411           $26,790          $49,316
              11/30/97       $29,268           $27,597          $51,586
              12/31/97       $30,017           $28,304          $52,468

Performance+
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                           16.2%
Five Years                                                          8.8
Ten Years                                                          11.6

SEC Average Annual Total Returns (including 5.75% sales charge)
--------------------------------------------------------------------------------
One Year                                                            9.4%
Five Years                                                          7.5
Ten Years                                                          11.0

*   Source: Towers Data Systems, Bethesda, MD.

    The chart compares the Fund's total return with that of the S&P 500 Index, a broad-based unmanaged index of 500 common stocks. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the S&P 500 Index. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** This figure represents the Fund's performance including the Fund's maximum 5.75% initial sales charge.

+ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect maximum sales charge as noted.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Traditional Total Return Fund  as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 1997
Assets
--------------------------------------------------------------------------------
Investment in Total Return Portfolio
   (Portfolio), at value (Note 1A)                             $ 367,763,853
   (identified cost, $308,293,604)
Receivable for Fund shares sold                                    4,159,983
--------------------------------------------------------------------------------
Total assets                                                   $ 371,923,836
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Dividends payable                                              $     541,320
Payable for Fund shares redeemed                                     649,039
Payable to affiliate for Trustees' fees (Note 4)                         840
Accrued expenses                                                     275,210
--------------------------------------------------------------------------------
Total liabilities                                              $   1,466,409
--------------------------------------------------------------------------------
Net Assets for 43,821,871 shares of beneficial interest        $ 370,457,427
   outstanding
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                $ 258,912,623
Accumulated distribution in excess of realized gains
   (computed on the basis of identified cost)                     (1,055,396)
Accumulated undistributed net investment income                   53,129,951
Net unrealized appreciation of investments
   (computed on the basis of identified cost)                     59,470,249
--------------------------------------------------------------------------------
Total                                                          $ 370,457,427
--------------------------------------------------------------------------------


Net Asset Value and Redemption
Price Per Share
--------------------------------------------------------------------------------
($370,457,427 / 43,821,871 shares of
   beneficial interest outstanding)                            $        8.45
--------------------------------------------------------------------------------


Computation of Offering Price
--------------------------------------------------------------------------------
Offering price per share (100 / 94.25 of $8.45)                $        8.97
--------------------------------------------------------------------------------
On sales of $100,000 or more, the offering price is reduced.



Statement of Operations

For the Year Ended
December 31, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Dividend income allocated from
   Portfolio (net of foreign taxes, $328,050)                  $  16,240,535
Interest income allocated from Portfolio                           3,361,735
Expenses allocated from Portfolio                                 (2,844,772)
--------------------------------------------------------------------------------
Net investment income from Portfolio                           $  16,757,498
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Compensation of Trustees not members of the
   Administrator's organization (Note 4)                       $       3,310
Service fees (Note 5)                                                820,115
Transfer and dividend disbursing agent fees                          381,475
Printing and postage                                                  80,469
Registration fees                                                     29,382
Custodian fee                                                         27,283
Legal and accounting services                                         19,746
Miscellaneous                                                         61,753
--------------------------------------------------------------------------------
Total expenses                                                 $   1,423,533
--------------------------------------------------------------------------------

Net investment income                                          $  15,333,965
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)             $  30,236,975
   Foreign currency transactions                                      (5,500)
--------------------------------------------------------------------------------
Net realized gain on investment transactions                   $  30,231,475
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
   Investments                                                 $  10,973,405
   Foreign currency transactions                                       5,147
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   of investments                                              $  10,978,552
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                $  41,210,027
--------------------------------------------------------------------------------

Net increase in net assets from operations                     $  56,543,992
--------------------------------------------------------------------------------




                       See notes to financial statements

EV Traditional Total Return Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets



Increase (Decrease)                       Year Ended           Year Ended
in Net Assets                             December 31, 1997    December 31, 1996
--------------------------------------------------------------------------------
From operations --
    Net investment income                    $  15,333,965        $  24,041,832
    Net realized gain on investments            30,231,475           41,791,324
    Net change in unrealized
        appreciation (depreciation)
        of investments                          10,978,552          (37,254,680)
--------------------------------------------------------------------------------
Net increase in net assets
    from operations                          $  56,543,992        $  28,578,476
--------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income               $ (14,226,568)       $ (23,803,563)
    From net realized gain
        on investments                         (52,023,235)         (19,614,278)
    In excess of net realized gain              (1,753,904)                --
--------------------------------------------------------------------------------
Total distributions to shareholders          $ (68,003,707)       $ (43,417,841)
--------------------------------------------------------------------------------
Transactions in shares of beneficial
    interest (Note 3)--
    Proceeds from sale of shares             $  35,611,098        $   7,148,549
    Net asset value of shares issued to
        shareholders in payment of
        distributions declared                  53,794,284           33,431,649
    Cost of shares redeemed                   (109,462,155)         (81,645,885)
--------------------------------------------------------------------------------
Net decrease in net assets from Fund
    share transactions                       $ (20,056,773)       $ (41,065,687)
--------------------------------------------------------------------------------

Net decrease in net assets                   $ (31,516,488)       $ (55,905,052)
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                         $ 401,973,915        $ 457,878,967
--------------------------------------------------------------------------------
At end of year                               $ 370,457,427        $ 401,973,915
--------------------------------------------------------------------------------

Accumulated undistributed net
investment income included in net
assets

--------------------------------------------------------------------------------
At end of year                               $  53,129,951        $  52,727,791
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Total Return Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                 Year Ended December 31,
                                                            -----------------------------------------------------------------
                                                              1997            1996          1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                        $  8.770        $  9.130      $  7.630     $  9.140     $  9.360
-----------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $  0.409        $   0.626     $  0.523     $  0.545     $  0.363
Net realized and unrealized gain (loss) on investments         0.887           (0.014)+      1.520       (1.667)       0.552
-----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                         $  1.296        $   0.612     $  2.043     $ (1.122)    $  0.915
-----------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------
From net investment income                                  $ (0.331)       $  (0.522)    $ (0.364)    $ (0.388)    $ (0.465)
In excess of net investment income                                --               --       (0.039)          --           --
From net realized gain on investments                         (1.243)          (0.450)      (0.078)          --       (0.654)
In excess of net realized gain on investments                 (0.042)              --       (0.062)          --       (0.016)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $ (1.616)       $  (0.972)    $ (0.543)    $ (0.388)    $ (1.135)
-----------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                              $  8.450        $   8.770     $  9.130     $  7.630     $  9.140
-----------------------------------------------------------------------------------------------------------------------------

Total Return (1)                                               16.18%            7.00%       27.52%      (12.28)%       9.49%
-----------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                     $370,457        $ 401,974     $457,879     $445,133     $629,514
Ratio of interest expense to average daily net assets             --               --           --           --         0.20%
Ratio of other expenses to average daily net assets (2)         1.13%            1.23%        1.19%        1.18%        1.11%
Ratio of net investment income to average daily net
    assets                                                      4.06%            5.59%        4.49%        4.90%        4.64%
Portfolio Turnover (3)                                            --               --           --           --           63%
-----------------------------------------------------------------------------------------------------------------------------

Leverage Analysis (4)
-----------------------------------------------------------------------------------------------------------------------------
Average daily balance of debt outstanding during period     $     --        $      --     $     --     $     --     $ 29,906
Average weekly balance of shares outstanding
    during period                                                 --               --           --           --       61,377
Average amount of debt per share during period              $     --        $      --     $     --      $    --     $  0.487
-----------------------------------------------------------------------------------------------------------------------------

+ The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is not computed on an annualized basis.

(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses for the period the fund was investing in the Portfolio.

(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The Portfolio Turnover for the period since the Fund transferred substantially all of its assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

(4) The Leverage Analysis is for the period January 1 to October 27, 1993, when the Fund transferred the line of credit to the Portfolio. The analysis for the four years ended December 31, 1997 and the period from October 28, 1993 to December 31, 1993 is shown in the Portfolio's financial statements which are included elsewhere in this report.



                       See notes to financial statements

EV Traditional Total Return Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS



1   Significant Accounting Policies
    ----------------------------------------------------------------------------
    EV Traditional Total Return Fund (the Fund), is a non-diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series of the Eaton Vance Special Investment Trust (the Trust). The Fund invests all of its investable assets in interests in the Total Return Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (89.0% at December 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    On June 23, 1997, the Board of Trustees of the Trust adopted a multiple class plan for the Fund which permits the Fund to issue more than one class of shares. Initially, the Fund will offer three classes of shares and, effective January 1, 1998 the existing shares of the Fund will be designated as Class A shares. On June 23, 1997, the Board of Trustees also approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the Fund will acquire substantially all of the assets and liabilities of EV Marathon Total Return Fund and EV Classic Total Return Fund. The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. As a result of the reorganization, shareholders of the Marathon Fund will receive Class B shares and shareholders of the Classic Fund will receive Class C shares of the Fund. The reorganization will occur after the close of business, December 31, 1997.

    A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

    C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $33,098,612 at 28% and $20,678,527 at 20%, as long-term capital gain distributions for its taxable year ended December 31, 1997.

    D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reflected as a reduction of operating expenses on the Statement of Operations.

    E Other -- Investment transactions are accounted for on a trade date basis.

    F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


2   Distributions to Shareholders
    ----------------------------------------------------------------------------
    The Fund's policy is to distribute monthly substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute at least annually substantially all of its net realized capital gains. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions only for financial statement purposes are classified as distributions in excess of net investment income or net realized gain on investments. Permanent

EV Traditional Total Return Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


    differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3   Shares of Beneficial Interest
    ----------------------------------------------------------------------------
    The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (with no par value). Transactions in Fund shares were as follows:

                                                Year Ended December 31,
                                            --------------------------------
                                                 1997                1996
    ------------------------------------------------------------------------
    Sales                                      4,081,005            766,884
    Issued to shareholders electing to
      receive payment of distributions in
      Fund shares                              6,457,940          3,808,653
    Redemptions                              (12,559,429)        (8,867,665)
    ------------------------------------------------------------------------
    Net decrease                              (2,020,484)        (4,292,128)
    ------------------------------------------------------------------------

4   Transactions with Affiliates
    ----------------------------------------------------------------------------
    Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain of the officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations.

5   Service Plan
    ----------------------------------------------------------------------------
    The Fund adopted a Service Plan on July 7, 1993 designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940 and the service fee requirements of the revised sales charge rule of The National Association of Securities Dealers Inc. The Service Plan replaced the Fund's distribution plan which became effective on July 1, 1987. The Service Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc., a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have implemented the Service Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund sold by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or maintenance of shareholder accounts. During the year ended December 31, 1997 the Fund paid or accrued service fees of $820,115 under the Plan to the Principal Underwriter and Authorized Firms.

6   Investment Transactions
    ----------------------------------------------------------------------------
    Increases and decreases in the Fund's investments in the Portfolio for the year ended December 31, 1997, aggregated $44,060,824 and $133,373,001, respectively.

7   Subsequent Event
    ----------------------------------------------------------------------------
    Effective January 1, 1998, the Fund changed its name to Eaton Vance Total Return Fund and shares of the Fund are designated Class A shares. Additional classes of shares are also offered.

EV Traditional Total Return Fund as of December 31, 1997

INDEPENDENT ACCOUNTANTS' REPORT



To the Shareholders and Board of Trustees of EV Traditional Total Return Fund, a series of Eaton Vance Special Investment Trust:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of EV Traditional Total Return Fund (the Fund), a series of Eaton Vance Special Investment Trust, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                  COOPERS & LYBRAND L.L.P.
                                  Boston, Massachusetts
                                  February 6, 1998

Total Return Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS


Common Stocks -- 86.7%

Security                                          Shares         Value
--------------------------------------------------------------------------------

Broadcasting and Cable -- 0.5%
--------------------------------------------------------------------------------
Ovation, Inc.*++                                   238,168       $  1,981,558
--------------------------------------------------------------------------------
                                                                 $  1,981,558
--------------------------------------------------------------------------------

Electric Utilities -- 29.2%
--------------------------------------------------------------------------------
Central Louisiana Electric Co.                     210,000       $  6,798,750
Cilcorp, Inc.                                      130,000          6,353,750
DPL, Inc.                                          500,000         14,375,001
DQE, Inc.                                          450,000         15,806,251
Electric de Portugal ADR*                           20,000            775,000
Endesa S.A. ADR                                    200,000          3,637,500
LG & E Energy Corp.                                  6,500            160,875
Long Island Lighting Co.                           175,000          5,271,875
National Grid Holdings                           2,875,000         13,730,001
NIPSCO Industries, Inc.                            325,000         16,067,189
Pinnacle West Capital Corp.                        350,000         14,831,251
PowerGen PLC                                     1,000,000         13,080,901
Sierra Pacific Resources                           150,000          5,625,000
Southern Electric                                  500,000          3,998,300
United Utilities PLC                                 7,807            100,838
--------------------------------------------------------------------------------
                                                                 $120,612,482
--------------------------------------------------------------------------------

Natural Gas Utilities -- 3.9%
--------------------------------------------------------------------------------
K N Energy                                         300,000       $ 16,200,001
--------------------------------------------------------------------------------
                                                                 $ 16,200,001
--------------------------------------------------------------------------------

Oil and  Gas - Equipment and Services -- 2.1%
--------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                    180,000       $  8,662,500
--------------------------------------------------------------------------------
                                                                 $  8,662,500
--------------------------------------------------------------------------------

Oil and  Gas - Exploration
and Production -- 2.9%
--------------------------------------------------------------------------------
Coho Energy Inc.*                                  150,000       $  1,368,750
EEX Corporation*                                   800,000          7,250,000
Louis Dreyfus Natural Gas*                         180,000          3,363,750
--------------------------------------------------------------------------------
                                                                 $ 11,982,500
--------------------------------------------------------------------------------


REITS -- 23.4%
--------------------------------------------------------------------------------
Annaly Mortgage, Inc., 144A                        350,000       $  3,828,125
Criimi Mae, Inc.                                   650,000          9,750,000
Equity Office Properties                           150,415          4,747,473
Excel Realty Trust, Inc.                           125,000          3,937,500
First Union Real Estate                             50,000            812,500
Hanover Capital Mortgage                            50,000            825,000
Imperial Credit Commercial
   Mortgage Investment                             150,000          2,193,750
Mack-Cali Realty Corp.                             300,000         12,300,001
Ocwen Asset Investment Corp.                       400,000          8,200,000
Parkway Properties Inc.                            175,000          6,004,688
Prime Group Realty Trust                           290,000          5,872,500
Prime Retail, Inc.                                 250,000          3,546,875
Security Capital US Realty Trust*                  600,000          8,520,000
Sunstone Hotel Investors, Inc.                     525,000          9,056,250
Tower Realty Trust, Inc.                           300,000          7,387,500
Vornado Realty Trust                               210,000          9,856,876
--------------------------------------------------------------------------------
                                                                 $ 96,839,038
--------------------------------------------------------------------------------

Telephone Utilities -- 24.7%
--------------------------------------------------------------------------------
ACC Corp.*                                         300,000       $ 15,150,001
Bell Atlantic Corp.                                100,000          9,100,000
BellSouth Corp.                                    375,000         21,117,189
Energis*                                         4,050,000         16,926,166
GTE Corp.                                          100,000          5,225,000
MCI Communications Corp.                           250,000         10,703,126
Metronet Communications*                           100,000          1,737,500
Nextlink Communications*                            26,000            554,125
SBC Communications, Inc.                           250,000         18,312,501
Tel Save Holdings, Inc.*                            50,000            993,750
Trescom International, Inc.*                       335,000          2,491,563
--------------------------------------------------------------------------------
                                                                 $102,310,921
--------------------------------------------------------------------------------

Total Common Stocks
    (identified cost $290,500,017)                               $358,589,000
--------------------------------------------------------------------------------

Convertible Preferred Stocks -- 7.6%

Business Services - Miscellaneous -- 0.7%
--------------------------------------------------------------------------------
Newell Financial Trust*                             50,000       $  2,612,500
--------------------------------------------------------------------------------
                                                                 $  2,612,500
--------------------------------------------------------------------------------

REITS -- 4.4%
--------------------------------------------------------------------------------
Excel Realty                                       375,000       $ 11,378,889


                       See notes to financial statements

Total Return Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Security                                           Shares         Value
--------------------------------------------------------------------------------

REITS (continued)
--------------------------------------------------------------------------------
Vornado Realty Trust                                40,000        $ 2,640,000
Walden Residential                                 140,000          4,130,000
--------------------------------------------------------------------------------
                                                                  $18,148,889
--------------------------------------------------------------------------------

Telephone Utilities -- 2.5%
--------------------------------------------------------------------------------
Intermedia Communications, Inc.                     25,000        $   950,000
Intermedia Communications, Inc., 144A*             250,000          9,500,000
--------------------------------------------------------------------------------
                                                                  $10,450,000
--------------------------------------------------------------------------------

Total Convertible Preferred Stocks
    (identified cost $24,737,650)                                 $31,211,389
--------------------------------------------------------------------------------

Warrants -- 0.1%

REITS -- 0.1%
--------------------------------------------------------------------------------
Walden Residential Warrants*                       340,000        $   425,000
--------------------------------------------------------------------------------
                                                                  $   425,000
--------------------------------------------------------------------------------

Total Warrants
    (identified cost $0)                                          $   425,000
--------------------------------------------------------------------------------

Convertible Bonds -- 6.9%

                                               Principal
                                               Amount
                                               (000's
Security                                       omitted)           Value
--------------------------------------------------------------------------------
Loews Corp., 3.125%, 9/15/07                   $    10,000        $ 9,813,001
Midcom Communications, 144A,
   8.25%, 8/15/03+                                  10,000          3,100,000
Ovation, Inc., 9.75%, 2/23/01++                      2,000          1,800,000
SA Telecommunications, 10.00%, 8/15/06+              3,000          1,050,000
Smartalk Teleservices, 144A, 5.75%, 9/15/04         12,000         12,772,501
--------------------------------------------------------------------------------

Total Convertible Bonds
    (identified cost $37,862,169)                                 $28,535,502
--------------------------------------------------------------------------------

Corporate Bonds -- 3.2%

                                               Principal
                                               Amount
                                               (000's
Security                                       omitted)           Value
--------------------------------------------------------------------------------
Bank Plus Corp., 12.00%, 7/18/07               $    10,625        $11,953,126
Orbital Sciences, 144A, 5.00%, 10/1/02               1,000          1,281,250
--------------------------------------------------------------------------------

Total Corporate Bonds
    (identified cost $12,018,750)                                 $13,234,376
--------------------------------------------------------------------------------

Commercial Paper -- 1.2%

                                                   Principal
                                                   Amount
                                                   (000's
Security                                           omitted)      Value
--------------------------------------------------------------------------------
Associates Corp., N.A., 6.70%, 1/2/98              $ 5,167       $  5,166,038
--------------------------------------------------------------------------------

Total Commercial Paper
    (amortized cost $5,166,038)                                 $   5,166,038
--------------------------------------------------------------------------------

Total Investments -- 105.7%
    (identified cost $370,284,624)                              $ 437,161,305
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- (5.7)%                        $ (23,752,406)
--------------------------------------------------------------------------------


Net Assets -- 100%                                              $ 413,408,899
--------------------------------------------------------------------------------

*   Non-income producing security.

+   The issuer has filed for chapter 11 bankruptcy.

++ Valued in good faith at fair value using procedures approved by the board of directors (see note 1 of Notes to Financial Statements).


                       See notes to financial statements

Total Return Portfolio as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 1997
Assets
------------------------------------------------------------------------------
Investments, at value (Note 1A)
    (identified cost, $370,284,624)                             $437,161,305
Cash                                                                   2,897
Dividends and interest receivable                                  2,695,749
Miscellaneous receivable                                              15,213
Tax reclaim receivable                                                24,608
Deferred organization expenses (Note 1I)                               2,592
------------------------------------------------------------------------------
Total assets                                                    $439,902,364
------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------
Payable for investments purchased                               $ 26,418,623
Payable to affiliate for Trustees' fees (Note 2)                       4,700
Accrued expenses                                                      70,142
------------------------------------------------------------------------------
Total liabilities                                               $ 26,493,465
------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                                   $413,408,899
------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals         $346,511,992
Net unrealized appreciation of investments (computed
    on the basis of identified cost)                              66,896,907
------------------------------------------------------------------------------
Total                                                           $413,408,899
------------------------------------------------------------------------------


Statement of Operations

For the Year Ended
December 31, 1997
Investment Income (Note 1B)
------------------------------------------------------------------------------
Dividends (net of foreign taxes, $369,852)                      $ 18,358,463
Interest income                                                    3,800,498
------------------------------------------------------------------------------
Total income                                                    $ 22,158,961
------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                 $  2,839,559
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)                        14,929
Custodian fee                                                        222,143
Legal and accounting services                                         55,601
Amortization of organization expenses (Note 1I)                        5,029
Miscellaneous                                                         78,065
------------------------------------------------------------------------------
Total expenses                                                  $  3,215,326
------------------------------------------------------------------------------

Net investment income                                           $ 18,943,635
------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)             $ 34,492,215
    Foreign currency transactions                                     (6,190)
------------------------------------------------------------------------------
Net realized gain on investment transactions                    $ 34,486,025
------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                         $ 11,999,383
    Foreign currency transactions                                      5,521
------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                              $ 12,004,904
------------------------------------------------------------------------------

Net realized and unrealized gain on investments                 $ 46,490,929
------------------------------------------------------------------------------

Net increase in net assets from operations                      $ 65,434,564
------------------------------------------------------------------------------

                       See notes to financial statements

Total Return Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)                Year Ended             Year Ended
in Net Assets                      December 31, 1997      December 31, 1996
--------------------------------------------------------------------------------
From operations --
    Net investment income              $  18,943,635          $  29,247,918
    Net realized gain on investments      34,486,025             46,868,346
    Net change in unrealized
        appreciation (depreciation)
        of investments                    12,004,904            (41,698,849)
--------------------------------------------------------------------------------
Net increase in net assets
    from operations                    $  65,434,564          $  34,417,415
--------------------------------------------------------------------------------
Capital transactions --
    Contributions                      $  47,969,480          $  18,255,080
    Withdrawals                         (155,062,140)          (119,275,825)
--------------------------------------------------------------------------------
Net decrease in net assets from
    capital transactions               $(107,092,660)         $(101,020,745)
--------------------------------------------------------------------------------

Net decrease in net assets             $ (41,658,096)         $ (66,603,330)
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                   $ 455,066,995          $ 521,670,325
--------------------------------------------------------------------------------
At end of year                         $ 413,408,899          $ 455,066,995
--------------------------------------------------------------------------------





                       See notes to financial statements

Total Return Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                                       Year Ended December 31,
                                                              ----------------------------------------------------------------------
                                                                  1997              1996         1995         1994         1993*
------------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                          0.75%             0.85%        0.84%        0.85%        0.91%+
Net investment income                                             4.42%             5.94%        4.83%        5.22%        4.57%+
Portfolio Turnover                                                 169%              166%         103%         107%          16%
------------------------------------------------------------------------------------------------------------------------------------
Average commission rate (per share)/(1)/                     $  0.0429         $  0.0374     $    --      $    --      $    --
------------------------------------------------------------------------------------------------------------------------------------

Leverage Analysis:
------------------------------------------------------------------------------------------------------------------------------------
Average daily balance of debt outstanding during
    year (000's omitted)                                     $     922         $     217     $    232     $  3,137     $ 15,452
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                      $ 413,409         $ 455,067     $521,670     $505,567     $636,567
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, October 28, 1993 to December 31, 1993.
/(1)/ Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions were charged.


                       See notes to financial statements

Total Return Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS


1   Significant Accounting Policies
    ----------------------------------------------------------------------------
    Total Return Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuations -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sales prices or, if there has been no sale, at the mean between the closing bid and asked prices. Unlisted securities are valued at the mean between the latest available bid and asked prices. Options and financial futures contracts are valued at the last sale price, as quoted on the principal exchange or board of trade on which such options or contracts are traded or, in the absence of a sale, the mean between the last bid and asked prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

    B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

    C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

    D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

    E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

    F Option Accounting Principles -- Upon the writing of a covered call option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing call options which expire are treated as realized gains. Premiums received from writing call options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Portfolio, as writer of a call option, may have no control over whether the underlying securities may be sold and, as a result, bears the market risk for an unfavorable change in the price of the securities underlying the written option.

Total Return Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


    G Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. When the Portfolio enters into a closing transaction, the Portfolio will realize for book purposes a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates, security prices, commodity prices or currency exchange rates. Should interest rates, security prices, commodity prices or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

    H Delayed Delivery Transactions -- The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place at a period in time after the date of the transaction. At the time the transaction is negotiated, the price of the security that will be delivered and paid for is fixed. Losses may arise due to changes in the market value of the underlying securities if the counterparty does not perform under the contract.

    I Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

    J Other -- Investment transactions are accounted for on a trade date basis.

    K Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


2   Investment Adviser Fee and Other Transactions with Affiliates
    ----------------------------------------------------------------------------
    The investment adviser fee is earned by Boston Management and Research
    (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets. For the year ended December 31, 1997, the fee was equivalent to 0.66% of the Portfolio's average net assets for such period and amounted to $2,839,559. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1997, no significant amounts have been deferred.


3   Investment Transactions
    ----------------------------------------------------------------------------
    Purchases and sales of investments, other than short-term obligations, aggregated $704,111,417 and $772,863,330, respectively.


4   Federal Income Tax Basis of Investments
    ----------------------------------------------------------------------------
    The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1997, as computed on a federal income tax basis, were as follows:


    Aggregate cost                                                 $373,101,094
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                                  $ 81,033,066
    Gross unrealized depreciation                                   (16,972,855)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                                    $ 64,060,211
    ----------------------------------------------------------------------------


5   Line of Credit
    ----------------------------------------------------------------------------
    The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line

Total Return Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


    of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter.


6   Financial Instruments
    ----------------------------------------------------------------------------
    The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 1997 there were no outstanding obligations under these financial instruments.

Total Return Portfolio as of December 31, 1997

INDEPENDENT ACCOUNTANTS' REPORT


To the Trustees and Investors
of Total Return Portfolio
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Total Return Portfolio (the Portfolio), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the supplementary data for each of the four years ended December 31, 1997 and for the period from October 23, 1993 (start of business) to December 31, 1993. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 1997, and the results of its operations, the changes in its net assets for each of the two years ended December 31, 1997 and the supplementary data for each of the four years ended December 31, 1997 and for the period from October 23, 1993 (start of business) to December 31, 1993, in conformity with generally accepted accounting principles.

                                  COOPERS & LYBRAND L.L.P.
                                  Boston, Massachusetts
                                  February 6, 1998

EV Traditional Total Return Fund as of December 31, 1997

INVESTMENT MANAGEMENT

EV Traditional Total Return Fund


                       Officers                        Trustees
                       James B. Hawkes                 M. Dozier Gardner
                       President and Trustee           Vice Chairman, Eaton Vance
                                                       Management
                       Edward E. Smiley, Jr.
                       Vice President                  Donald R. Dwight
                                                       President, Dwight Partners, Inc.
                       James L. O'Connor
                       Treasurer                       Samuel L. Hayes, III
                                                       Jacob H. Schiff Professor of Investment
                       Alan R. Dynner                  Banking, Harvard University Graduate School of
                       Secretary                       Business Administration

                                                       Norton H. Reamer
                                                       President and Director, United Asset
                                                       Management Corporation

                                                       John L. Thorndike
                                                       Formerly Director, Fiduciary Company Incorporated

                                                       Jack L. Treynor
                                                       Investment Adviser and Consultant


Total Return Portfolio

                       Officers                        Independent Trustees
                       M. Dozier Gardner               Donald R. Dwight
                       President and Trustee           President, Dwight Partners, Inc.

                       James B. Hawkes                 Samuel L. Hayes, III
                       Vice President and Trustee      Jacob H. Schiff Professor of Investment
                                                       Banking, Harvard University Graduate School of
                                                       Business Administration
                       Timothy O'Brien
                       Vice President and              Norton H. Reamer
                       Portfolio Manager               President and Director, United Asset
                                                       Management Corporation
                       James L. O'Connor
                       Treasurer                       John L. Thorndike
                                                       Formerly Director, Fiduciary Company Incorporated
                       Alan R. Dynner
                       Secretary                       Jack L. Treynor
                                                       Investment Adviser and Consultant


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

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

Investment Advisor of
Total Return Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of
EV Traditional Total Return Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109


EV Traditional Total Return Fund
24 Federal Street
Boston, MA 02110



--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                    T-TMSRC 2/98